                                                                      Exhibit 16

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                             1933 ACT SEC FILING #                          1940 ACT SEC FILING #
ING Investors Trust                         33-23512                                       811-5629
ING Equity Trust                            333-56881                                      811-8817
ING Funds Trust                             333-59745                                      811-8895
ING Investment Funds, Inc.                  002-34552                                      811-1939
ING Mayflower Trust                         33-67852                                       811-7978
ING Mutual Funds                            33-56094                                       811-7428
ING Variable Insurance Trust                333-83071                                      811-9477
ING Variable Products Trust                 33-73140                                       811-8220
ING VP Emerging Markets Fund, Inc.          33-73520                                       811-8250
ING VP Natural Resources Trust              33-26116                                       811-5710
USLICO Series Fund                          33-20957                                       811-05451
ING Prime Rate Trust                        333-68239 ($5 mil)                             811-5410
                                            333-61831 ($25 mil)                            811-5410
ING Senior Income Fund                      333-54910                                      811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Blaine E. Rieke
----------------------------------
Blaine E. Rieke, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                          1933 ACT SEC FILING #        1940 ACT SEC FILING #
ING Investors Trust                         33-23512                    811-5629
ING Equity Trust                           333-56881                    811-8817
ING Funds Trust                            333-59745                    811-8895
ING Investment Funds, Inc.                 002-34552                    811-1939
ING Mayflower Trust                         33-67852                    811-7978
ING Mutual Funds                            33-56094                    811-7428
ING Variable Insurance Trust               333-83071                    811-9477
ING Variable Products Trust                 33-73140                    811-8220
ING VP Emerging Markets Fund, Inc.          33-73520                    811-8250
ING VP Natural Resources Trust              33-26116                    811-5710
USLICO Series Fund                          33-20957                   811-05451
ING Prime Rate Trust                       333-68239 ($5 mil)           811-5410
                                           333-61831 ($25 mil)          811-5410
ING Senior Income Fund                     333-54910                   811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ David W.C. Putnam
-------------------------------------
David W.C. Putnam, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                           1933 ACT SEC FILING #      1940 ACT SEC FILING #
ING Investors Trust                                         33-23512                  811-5629
ING Equity Trust                                           333-56881                  811-8817
ING Funds Trust                                            333-59745                  811-8895
ING Investment Funds, Inc.                                 002-34552                  811-1939
ING Mayflower Trust                                         33-67852                  811-7978
ING Mutual Funds                                            33-56094                  811-7428
ING Variable Insurance Trust                               333-83071                  811-9477
ING Variable Products Trust                                 33-73140                  811-8220
ING VP Emerging Markets Fund, Inc.                          33-73520                  811-8250
ING VP Natural Resources Trust                              33-26116                  811-5710
USLICO Series Fund                                          33-20957                 811-05451
ING Prime Rate Trust                                       333-68239 ($5 mil)         811-5410
                                                           333-61831 ($25 mil)        811-5410
ING Senior Income Fund                                     333-54910                 811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ J. Michael Earley
--------------------------------------
J. Michael Earley, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety, and Michael J. Roland, and each of them individually, the true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant                                         1933 ACT SEC FILING #         1940 ACT SEC FILING #
ING Investors Trust                                        33-23512                     811-5629
ING Equity Trust                                          333-56881                     811-8817
ING Funds Trust                                           333-59745                     811-8895
ING Investment Funds, Inc.                                002-34552                     811-1939
ING Mayflower Trust                                        33-67852                     811-7978
ING Mutual Funds                                           33-56094                     811-7428
ING Variable Insurance Trust                              333-83071                     811-9477
ING Variable Products Trust                                33-73140                     811-8220
ING VP Emerging Markets Fund, Inc.                         33-73520                     811-8250
ING VP Natural Resources Trust                             33-26116                     811-5710
USLICO Series Fund                                         33-20957                    811-05451
ING Prime Rate Trust                                      333-68239 ($5 mil)            811-5410
                                                          333-61831 ($25 mil)           811-5410
ING Senior Income Fund                                    333-54910                    811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ James M. Hennessy
-------------------------------
James M. Hennessy

         President and Chief Executive Officer

             ING Investors Trust

         President, Chief Executive Officer and Chief Operating Officer

                  ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING Variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                       1933 ACT SEC FILING #                1940 ACT SEC FILING #
ING Investors Trust                                      33-23512                           811-5629
ING Equity Trust                                        333-56881                           811-8817
ING Funds Trust                                         333-59745                           811-8895
ING Investment Funds, Inc.                              002-34552                           811-1939
ING Mayflower Trust                                      33-67852                           811-7978
ING Mutual Funds                                         33-56094                           811-7428
ING Variable Insurance Trust                            333-83071                           811-9477
ING Variable Products Trust                              33-73140                           811-8220
ING VP Emerging Markets Fund, Inc.                       33-73520                           811-8250
ING VP Natural Resources Trust                           33-26116                           811-5710
USLICO Series Fund                                       33-20957                          811-05451
ING Prime Rate Trust                                    333-68239 ($5 mil)                  811-5410
                                                        333-61831 ($25 mil)                 811-5410
ING Senior Income Fund                                  333-54910                          811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Jock Patton
-------------------------------
Jock Patton, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Chairman and Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                                           1933 ACT SEC FILING #          1940 ACT SEC FILING #
ING Investors Trust                                                         33-23512                     811-5629
ING Equity Trust                                                           333-56881                     811-8817
ING Funds Trust                                                            333-59745                     811-8895
ING Investment Funds, Inc.                                                 002-34552                     811-1939
ING Mayflower Trust                                                         33-67852                     811-7978
ING Mutual Funds                                                            33-56094                     811-7428
ING Variable Insurance Trust                                               333-83071                     811-9477
ING Variable Products Trust                                                 33-73140                     811-8220
ING VP Emerging Markets Fund, Inc.                                          33-73520                     811-8250
ING VP Natural Resources Trust                                              33-26116                     811-5710
USLICO Series Fund                                                          33-20957                    811-05451
ING Prime Rate Trust                                                       333-68239 ($5 mil)            811-5410
                                                                           333-61831 ($25 mil)           811-5410
ING Senior Income Fund                                                     333-54910                    811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ John G. Turner
----------------------------------------------
John G. Turner, Chairman and Director/Trustee

                               POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety and James M. Hennessy, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant                                            1933 ACT SEC FILING #                1940 ACT SEC FILING #
ING Investors Trust                                          33-23512                             811-5629
ING Equity Trust                                            333-56881                             811-8817
ING Funds Trust                                             333-59745                             811-8895
ING Investment Funds, Inc.                                  002-34552                             811-1939
ING Mayflower Trust                                          33-67852                             811-7978
ING Mutual Funds                                             33-56094                             811-7428
ING Variable Insurance Trust                                333-83071                             811-9477
ING Variable Products Trust                                  33-73140                             811-8220
ING VP Emerging Markets Fund, Inc.                           33-73520                             811-8250
ING VP Natural Resources Trust                               33-26116                             811-5710
USLICO Series Fund                                           33-20957                            811-05451
ING Prime Rate Trust                                        333-68239 ($5 mil)                    811-5410
                                                            333-61831 ($25 mil)                   811-5410
ING Senior Income Fund                                      333-54910                            811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Michael J. Roland
--------------------------
Michael J. Roland

         Executive Vice President and Chief Financial Officer

               ING Investors Trust

         Executive Vice President, Principal Financial Officer and Assistant Secretary

                  ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING Variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                     1933 ACT SEC FILING #     1940 ACT SEC FILING #
ING Investors Trust                                   33-23512                 811-5629
ING Equity Trust                                     333-56881                 811-8817
ING Funds Trust                                      333-59745                 811-8895
ING Investment Funds, Inc.                           002-34552                 811-1939
ING Mayflower Trust                                   33-67852                 811-7978
ING Mutual Funds                                      33-56094                 811-7428
ING Variable Insurance Trust                         333-83071                 811-9477
ING Variable Products Trust                           33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.                    33-73520                 811-8250
ING VP Natural Resources Trust                        33-26116                 811-5710
USLICO Series Fund                                    33-20957                811-05451
ING Prime Rate Trust                                 333-68239 ($5 mil)        811-5410
                                                     333-61831 ($25 mil)       811-5410
ING Senior Income Fund                               333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Paul S. Doherty
-----------------------------------
Paul S. Doherty, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                          1933 ACT SEC FILING #      1940 ACT SEC FILING #
ING Investors Trust                                         33-23512                 811-5629
ING Equity Trust                                           333-56881                 811-8817
ING Funds Trust                                            333-59745                 811-8895
ING Investment Funds, Inc.                                 002-34552                 811-1939
ING Mayflower Trust                                         33-67852                 811-7978
ING Mutual Funds                                            33-56094                 811-7428
ING Variable Insurance Trust                               333-83071                 811-9477
ING Variable Products Trust                                 33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.                          33-73520                 811-8250
ING VP Natural Resources Trust                              33-26116                 811-5710
USLICO Series Fund                                          33-20957                811-05451
ING Prime Rate Trust                                       333-68239 ($5 mil)        811-5410
                                                           333-61831 ($25 mil)       811-5410
ING Senior Income Fund                                     333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ R. Barbara Gitenstein
-------------------------------------------
R. Barbara Gitenstein, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                        1933 ACT SEC FILING #     1940 ACT SEC FILING #
ING Investors Trust                                      33-23512                 811-5629
ING Equity Trust                                        333-56881                 811-8817
ING Funds Trust                                         333-59745                 811-8895
ING Investment Funds, Inc.                              002-34552                 811-1939
ING Mayflower Trust                                      33-67852                 811-7978
ING Mutual Funds                                         33-56094                 811-7428
ING Variable Insurance Trust                            333-83071                 811-9477
ING Variable Products Trust                              33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.                       33-73520                 811-8250
ING VP Natural Resources Trust                           33-26116                 811-5710
USLICO Series Fund                                       33-20957                811-05451
ING Prime Rate Trust                                    333-68239 ($5 mil)        811-5410
                                                        333-61831 ($25 mil)       811-5410
ING Senior Income Fund                                  333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Richard A. Wedemeyer
----------------------------------------
Richard A. Wedemeyer, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                        1933 ACT SEC FILING #               1940 ACT SEC FILING #
ING Investors Trust                                       33-23512                           811-5629
ING Equity Trust                                         333-56881                           811-8817
ING Funds Trust                                          333-59745                           811-8895
ING Investment Funds, Inc.                               002-34552                           811-1939
ING Mayflower Trust                                       33-67852                           811-7978
ING Mutual Funds                                          33-56094                           811-7428
ING Variable Insurance Trust                             333-83071                           811-9477
ING Variable Products Trust                               33-73140                           811-8220
ING VP Emerging Markets Fund, Inc.                        33-73520                           811-8250
ING VP Natural Resources Trust                            33-26116                           811-5710
USLICO Series Fund                                        33-20957                          811-05451
ING Prime Rate Trust                                     333-68239 ($5 mil)                  811-5410
                                                         333-61831 ($25 mil)                 811-5410
ING Senior Income Fund                                   333-54910                          811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Roger B. Vincent
---------------------------------------
Roger B. Vincent, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                              1933 ACT SEC FILING #                          1940 ACT SEC FILING #
ING Investors Trust                                             33-23512                                     811-5629
ING Equity Trust                                               333-56881                                     811-8817
ING Funds Trust                                                333-59745                                     811-8895
ING Investment Funds, Inc.                                     002-34552                                     811-1939
ING Mayflower Trust                                             33-67852                                     811-7978
ING Mutual Funds                                                33-56094                                     811-7428
ING Variable Insurance Trust                                   333-83071                                     811-9477
ING Variable Products Trust                                     33-73140                                     811-8220
ING VP Emerging Markets Fund, Inc.                              33-73520                                     811-8250
ING VP Natural Resources Trust                                  33-26116                                     811-5710
USLICO Series Fund                                              33-20957                                    811-05451
ING Prime Rate Trust                                           333-68239 ($5 mil)                            811-5410
                                                               333-61831 ($25 mil)                           811-5410
ING Senior Income Fund                                         333-54910                                    811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Thomas J. McInerney
--------------------------------------
Thomas J. McInerney, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

Registrant                                   1933 ACT SEC FILING #      1940 ACT SEC FILING #
ING Investors Trust                                  33-23512                 811-5629
ING Equity Trust                                    333-56881                 811-8817
ING Funds Trust                                     333-59745                 811-8895
ING Investment Funds, Inc.                          002-34552                 811-1939
ING Mayflower Trust                                  33-67852                 811-7978
ING Mutual Funds                                     33-56094                 811-7428
ING Variable Insurance Trust                        333-83071                 811-9477
ING Variable Products Trust                          33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.                   33-73520                 811-8250
ING VP Natural Resources Trust                       33-26116                 811-5710
USLICO Series Fund                                   33-20957                811-05451
ING Prime Rate Trust                                333-68239 ($5 mil)        811-5410
                                                    333-61831 ($25 mil)       811-5410
ING Senior Income Fund                              333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Walter H. May
-------------------------------------
Walter H. May, Director/Trustee